UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 14, 2007
SIPEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-33403	04-6135748
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
233 South Hillview Drive
Milpitas, California 95035
(Address of principal executive offices) (Zip Code)
(408) 934-7500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events.
     On August 14, 2007, Sipex Corporation, a Delaware corporation (the “Company”), reported its financial results for its fiscal second quarter ended June 30, 2007. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1.
     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. In accordance with General Instruction B.2 of Form 8-K, the information in this report is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
     The attached press release includes non-GAAP gross profit (loss), non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share. The Company excludes the following items for non-GAAP measures:
•	Increased depreciation due to shorter economic life of Hillview facility — This represents increased depreciation expense on the Milpitas facility in California after determination that the facility had a shorter economic useful life to Sipex. The Company excludes the depreciation impact of this infrequent event for comparability with other periods.

•	Stock-based compensation — These expenses primarily consisted of expenses for employee stock options under Statement of Financial Accounting Standards (“SFAS”) No. 123 (R). The Company excludes stock-based compensation expenses for its non-GAAP measures primarily because they are non-cash expenses that Sipex does not believe are reflective of ongoing operating results. Further, the Company believes that it is useful to investors to understand the impact of the application of SFAS 123(R) to its results of operations.

•	Restructuring and other — The charges primarily consisted of employee severance costs for the Company’s reduction of workforce plan in the fiscal fourth quarter of 2006, employee severance and retention costs relating to the closure of its wafer fabrication facility in Milpitas, California, the design center in Belgium and lease costs associated with the unused portion of its Hillview and Billerica facilities. Sipex believes it is useful to exclude restructuring charges in measuring Sipex’s results of operations because they are non-recurring costs.

Item 9.01 Financial Statements and Exhibits.
     (d)     Exhibits.

Exhibit No.	Description

99.1	Press release dated August 14, 2007 announcing Sipex’s financial results for fiscal second quarter of 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2007	SIPEX CORPORATION
	By:	/s/ Clyde R. Wallin
	Name:	Clyde R. Wallin
	Title:	Chief Financial Officer and Senior Vice President of Finance

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated August 14, 2007 announcing Sipex’s financial results for fiscal second quarter of 2007

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